American Beacon Funds
American Beacon Retirement Income and Appreciation Fund
A Class
C Class
Y Class
Investor Class
Supplement Dated March 28, 2011
To the Prospectus dated March 1, 2011
The information below supplements the Prospectus dated March 1, 2011 by replacing the footnote in the Average Total Returns table in the “Fund Performance” section on page 44 with the following:
(1)	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE